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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 2002


                             Commission file number:
                                    000-15760
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                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)


       NEW YORK                                             16-0470200
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)


                     ONE HARDINGE DRIVE ELMIRA, NY         14902
                (Address of principal executive offices) (Zip code)


                                  (607) 734-2281
               (Registrant's telephone number including area code)

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ITEM 5.  OTHER EVENTS

       On October 25, 2002, Hardinge Inc. issued a press release announcing their 2002 third quarter results and the completion of a new $53 million credit facility. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Not applicable
       (b)  Not applicable
       (c)  Exhibits

            99 Press Release issued by registrant on  October 25, 2002.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  HARDINGE INC.




October 30, 2002        By:         /s/ Richard L. Simons
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Date                        Richard L. Simons
                            Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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